UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 2, 2008

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27554	42-1297992
(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Parkway Dr.
Suite 400
Hanover, MD 21076
(Address of Principal Executive Offices, including Zip Code)

(301) 609-8460
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On July 2, 2008, Conmed Healthcare Management, Inc., a Delaware corporation (“Conmed” or the “Company”), entered into a medical service agreement (the “Agreement”) with Charles County, Maryland to provide medical services to its inmates. The Agreement, which is effective July 2, 2008, has an initial one-year term, with four one-year renewal options and is expected to generate approximately $1.8 million during the first year and is expected to generate approximately $8.8 million over the life of the contract if each renewal option is exercised, excluding cost of living adjustments. After the initial one year period of the contract, rates for subsequent years are subject to potential annual increases and adjustments based on the Medical Services Consumer Price Index.

Under terms of the agreement, Conmed will provide medical services that include staffing of nurses, physicians, and clerical personnel, dental services, mental and behavioral health services, ancillary services such as laboratory and diagnostic x-ray procedures, as well as pharmacy services. In addition, Conmed will also provide offsite specialist and hospital services, subject to contractual limits and contingencies as defined by the contract.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Set forth below is a list of Exhibits included as part of this Current Report:

99.1	Press release dated July 1, 2008

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control), including, without limitation, the Company’s ability to increase prices and revenue and continue to obtain contract renewals and extensions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

Date: July 2, 2008	By: /s/ Thomas W. Fry
Thomas W. Fry Chief Financial Officer